                                             Exhibit 10.2

                 AMERICAN FREIGHTWAYS CORPORATION

                 1999 EMPLOYEE STOCK PURCHASE PLAN



     WHEREAS, American Freightways Corporation (the "Company"), desires to adopt the 1999 Employee Stock Purchase Plan (the "Plan") providing for the grant of options to purchase common stock of the Company to eligible employees who are employed by the Company or its subsidiaries;

     Now, therefore, the Company hereby establishes the Plan, the terms of which shall be as follows:

1.   Purpose
     -------

     The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions and other employee contributions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.   Definitions
     -----------

(a)  "Board" shall mean the Board of Directors of the Company.

(b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(c) "Common Stock" shall mean the common stock, $.01 par value, of the Company.

(d)  "Company" shall mean American Freightways Corporation, an
Arkansas corporation, and any Designated Subsidiary of the Company.

(e) "Designated Subsidiary" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(f) "Eligible Employee" shall mean each person who, on the applicable Enrollment Date, has been employed for more than thirty
(30) days by the Company or a Designated Subsidiary.

(g)  "Enrollment Date" shall mean the first day of each Offering Period.

(h)  "Exercise Date" shall mean the last day of each Offering
Period.

(i) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:
          (1) If the Common Stock is listed on a national securities exchange (including the New York, American or NASDAQ National Market System) in the United States on the date of such determination, the Fair Market Value shall be deemed to be the average of the high and low sale prices per share of such stock on such national securities exchange in the United States on such date, as published by the Wall Street Journal or other reliable publication. If the Common Stock is listed on more than one national securities exchange in the United States on the date of such determination, the Board (or the Committee) shall determine, in its discretion, which national securities exchange shall be used for the purpose of determining the Fair Market Value, or;

          (2) If on the date of determination a public market exists for the Common Stock but such stock is not listed on a national securities exchange in the United States, the Fair
               Market Value shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for such stock in the United States on the date of determination.

(j)  "Offering Period" shall have the meaning provided in Section 4 below.

(k)  "Plan" shall mean this Employee Stock Purchase Plan.

(l) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

(m) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
(n) "Trading Day" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3.   Eligibility
     -----------

      Each person who is an Eligible Employee on a given Enrollment Date shall be eligible to participate in the Plan. Any provisions of the Plan to the contrary notwithstanding, no person shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such person (or any other person whose stock would be attributed to such person pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   Offering Periods
     ----------------

     Except as otherwise provided below, the Plan shall be implemented by consecutive offering periods of six (6) months duration ("Offering Period"), commencing on May 1 and November 1 of each year (beginning with May 1, 1999) and ending on the first October 31 and April 30, respectively, occurring thereafter. Notwithstanding the foregoing, the Board (or the Committee) may establish a different term for one or more Offering Periods, including the commencement and ending dates therefor with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. In the event the first day of an Offering Period is not a Trading Day, the Enrollment Date shall be the first preceding Trading Day. In the event the last day of an Offering Period is not a Trading Day, the Exercise Date shall be the first preceding Trading Date.

5.   Participation
     -------------

     (a) An Eligible Employee may become a participant in the Plan by completing a subscription agreement, in the form of Exhibit A to this Plan, and filing it with the Company's payroll office not less than five (5) business days prior to the applicable Enrollment Date. The subscription agreement will (i) authorize payroll deductions and state the amount of eligible compensation to be deducted from the participant's pay, (ii) indicate any additional amount to be contributed as provided in Section 6(e) below and
          (iii) authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan.

     (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof. In addition, such participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof or unless terminated as provided in Section 6(e) hereof.

6.   Payroll Deductions and Lump Sum Contributions
     ---------------------------------------------

(a) At the time a participant files his or her subscription agreement, he or she may elect to have payroll deductions made on each payday during the Offering Period, in an amount not exceeding $2,000.00 divided by the number of pay periods in such Offering Period. If a participant elects under Sections 6(e) and 5 to make a lump-sum contribution during an Offering Period, the total payroll deductions and/or lump-sum contributions may not exceed $2,000.00 for such Offering Period.

(b) All payroll deductions and lump-sum contributions in accordance with this Section 6 made for or by a participant shall be credited to his or her account under the Plan.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease (but not increase) the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. A participant may decrease his or her payroll deduction rate no more than one (1) time each Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof, or except as provided in Section 6(e).

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3 hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e) For any Offering Period, in lieu of or in addition to payroll deductions allowed hereunder, an Eligible Employee may contribute a lump-sum amount for the purchase of Common Stock under the Plan.
Such lump-sum amount may be less than, but shall not exceed, the amount the Eligible Employee has indicated will be made as a lump-sum contribution on a timely-filed subscription agreement as provided in Section 5. All lump-sum contributions made pursuant to this Section 6 must be received by the Company not less than fifteen (15) days prior to an applicable Exercise Date. In the event that the aggregate amount of timely-made lump-sum contributions by a participant during an Offering Period is less than the amount of lump-sum contributions such participant has indicated will be made on his or her subscription agreement, the subscription agreement shall be deemed terminated (but only as to such lump-sum contribution amount) for succeeding Offering Periods, and such aggregate amount of timely-made lump-sum contributions shall be deemed to be the elected amount of lump-sum contributions for succeeding Offering Periods, unless the participant discontinues participation in the Plan as provided in Section 10 hereof or unless such participant timely completes and files with the Company a new subscription agreement in accordance with Section 5.

(f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the participant.

7.   Grant of Option
     ---------------

(a) On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing (i) such Eligible Employee's payroll deductions accumulated prior to such Exercise
Date (and lump sum contributions received not less than fifteen
(15) days prior to such Exercise Date) and retained in the participant's account as of the Exercise Date, by (ii) the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Offering
Period more than four hundred (400) shares (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Section 3 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period, unless the remaining provisions of this Section 7 shall apply.

(b) An option shall expire on the date that the employment of the Eligible Employee with the Company and its Subsidiaries terminates for any reason other than the death or disability of such Eligible Employee.

(c) If the employment of the Eligible Employee with the Company terminates by reason of the death of such Eligible Employee, an outstanding option held by such employee shall expire on the Exercise Date for such option.

(d) If the employment of the Eligible Employee with the Company terminates by reason of the full or permanent disability of such employee, an outstanding option held by such employee shall become exercisable on the earlier of (i) the Exercise Date for such option or (ii) the 90th calendar day following the date on which such disability occurs (as such date is determined by the Board or the Committee); thereafter, such option shall terminate and expire.

8.   Exercise of Option
     ------------------

     Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions and lump-sum contributions in his or her account. No fractional shares shall be purchased; any amounts accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her, except that the legal guardian of an incapacitated person may exercise an option subject to the provisions of Section 7(d).

9.   Delivery
     --------

     As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, the shares purchased upon exercise of his or her option.

10.  Withdrawal
     ----------

(a) A participant may withdraw all but not less than all the payroll deductions and lump-sum contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's amounts credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.  Termination of Employment Other than from Death or Disability
     -------------------------------------------------------------

     Upon a participant's ceasing to be an Eligible Employee for any reason other than death or disability, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions and lump-sum contributions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant, and such participant's option shall be automatically terminated.

12.  Interest
     --------

      No interest shall accrue on the payroll deductions or lump-sum contributions of a participant in the Plan.

13.  Stock.
     -----

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be one million five hundred thousand (1,500,000) shares. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.  Administration
     --------------

     The Plan shall be administered by the compensation committee (the "Committee") of the Board, consisting of not less than three
(3) members appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be a member of the Board and shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or a successor rule or regulation. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

15.  Designation of Beneficiary
     --------------------------

     A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

16.  Transferability
     ---------------

     Neither payroll deductions (nor lump-sum contributions) credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.  Use of Funds
     ------------

     All payroll deductions or lump-sum contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

18.  Reports
     -------

     Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participants at least annually, which statements shall set forth the amounts of payroll deductions and lump-sum contributions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.  Adjustments Upon Changes in Capitalization, Dissolution,
     Liquidation, Merger or Asset Sale
     --------------------------------------------------------------

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the aggregate number of shares of Common Stock available for grant as options (as set forth in Section 13), the aggregate number of shares of Common Stock subject to each outstanding option, the maximum number of shares each participant may purchase per Offering Period (pursuant to Section
7), as well as the price per share for shares which have not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the

Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The New Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"). The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.  Amendment or Termination
     ------------------------

(a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in
Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's compensation or made as lump-sum contributions, allow, if permissible under relevant law, for the issuance of "net shares" to participants (representing the participant's gain, if any, at the end of an Offering Period), and establish such other limitations or procedures as the Board (or the Committee) determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii)     allocating shares.

     Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21.  Notices
     -------

      All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.  Conditions Upon Issuance of Shares
     ----------------------------------

     Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.  Effective Date; Term of Plan
     ----------------------------

      The Plan shall become effective May 1, 1999. Unless terminated sooner pursuant to the provisions contained herein, the Plan shall terminate on April 30, 2009.

     IN WITNESS WHEREOF, the undersigned has caused this 1999
Employee Stock Purchase Plan to be executed as of this 15th day of April, 1999.



                              AMERICAN FREIGHTWAYS CORPORATION


                              By:/s/ Will Garrison
                                 -----------------------------------
                              Its:  Will Garrison, Secretary/Treasurer
                                  ------------------------------------

                             EXHIBIT A
                             ---------

                 AMERICAN FREIGHTWAYS CORPORATION
                 1999 EMPLOYEE STOCK PURCHASE PLAN
                      SUBSCRIPTION AGREEMENT

_____ Original Application (Enrollment Date: __________)

_____ Change in Payroll Deduction Rate and/or Lump-Sum
Contributions

     1.   __________________________________ hereby elects to
participate in the American Freightways Corporation 1999 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

     2. I hereby subscribe to acquire shares in accordance with the Plan through payroll deductions and/or lump-sum contributions which I hereby authorize as follows:

          a. $________. Withhold this total amount from my paychecks evenly throughout the six month Offering Period.

          b. $________. I will timely make a lump-sum contribution(s) equal to this amount.

          Please note that the sum of a. and b. cannot exceed
     $2,000.00.

     3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan.
I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions and lump-sum contributions will be used to automatically exercise my option.

     4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Plan.

     5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (participant or participant and spouse only): ______________________

     6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the first day of the Offering Period during which I purchased such shares, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

     7.   I hereby agree to be bound by the terms of the Employee
Stock Purchase Plan. The effectiveness of this Subscription
Agreement is dependent upon my eligibility to participate in the Plan.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME. HOWEVER, IF I HAVE ELECTED TO MAKE A LUMP-SUM CONTRIBUTION(S), AND I FAIL TO TIMELY MAKE THE FULL AMOUNT AS INDICATED ON THIS SUBSCRIPTION AGREEMENT, THE AMOUNT(S) OF SUCH LUMP-SUM CONTRIBUTION(S) ACTUALLY MADE DURING THE OFFERING PERIOD SHALL BECOME MY DEEMED ELECTED AMOUNT OF LUMP-SUM CONTRIBUTIONS FOR SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated: ___________________    _________________________________
                              Signature of Employee

                             EXHIBIT B
                             ---------

                 AMERICAN FREIGHTWAYS CORPORATION
                 1999 EMPLOYEE STOCK PURCHASE PLAN
                       NOTICE OF WITHDRAWAL

     The undersigned participant in the Offering Period of the 1999 American Freightways Corporation Employee Stock Purchase Plan which began on ___________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions and lump-sum contributions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her options for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                Name and Address of Participant:
                                __________________________________
                                __________________________________
                                __________________________________

                                Signature:
                                __________________________________

                                Date:
                                __________________________________